Exhibit 10.1

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

10% CONVERTIBLE PROMISSORY NOTE

Polar Petroleum Corp.

DUE October 15 2016

Original Issue Date: October 16, 2013	US$50,000

Article I.

Section 1.01                       Principal and Interest.  (a) FOR VALUE RECEIVED, Polar Petroleum Corp., a Nevada corporation (the “Company”), hereby promises to pay to the order of US Energy Investments Ltd. or its registered assigns (“Holder”), in lawful money of the United States of America and in immediately available funds the principal sum of Fifty Thousand Dollars ($50,000.00) on October 15, 2016 (the “Maturity Date”).

(b) The Company further promises to pay interest in cash on the unpaid principal amount of this Note at a rate per annum equal to ten percent (10%), commencing to accrue on the date hereof and payable on the Maturity Date or earlier prepayment as provided herein.  Interest will be computed on the basis of a 360-day year of twelve 30-day months for the actual number of days elapsed.

(c) The Company may prepay all or any portion of the principal amount of this Note without penalty and without the prior written consent of the Holder.

Section 1.02                       Optional Conversion.  (a) Subject to the provisions of Section 1.03, at any time or times on or after the Original Issue Date, the Holder shall be entitled to convert all or any portion of the outstanding and unpaid principal amount of this Note, together with accrued and unpaid interest thereon to the date of conversion, into validly issued, fully paid and non-assessable shares of common stock of the Company (“Common Stock”) in the manner provided below, at a conversion price per share of Common Stock to be mutually agreed by the Company and the Holder, which in no event shall be less than $0.10 per share of Common Stock (the “Conversion Price”).  The Company shall not issue any fraction of a share of Common Stock upon any conversion.  If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.  The Company shall pay any and all transfer, stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

(b) The number of Conversion Shares issuable upon conversion of this Note shall be determined by the quotient obtained by dividing (i) the outstanding principal amount of this Note and accrued but unpaid interest hereon on the Conversion Date by (ii) the Conversion Price then in effect.  The calculation by the Company of the number of Conversion Shares to be received by the Holder upon conversion hereof, and of the applicable Conversion Price, shall be conclusive absent manifest error.

(c)  To convert any portion of the unpaid principal of this Note into shares of Common Stock on any date (a “Conversion Date”), the Holder shall (i) transmit by facsimile (or otherwise deliver), for receipt on or prior to 12:00 noon., Eastern Standard time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I  (the “Conversion Notice”) to the Company and (ii) surrender this Note to a nationally recognized overnight delivery service for delivery to the Company (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction).  On or before the fifth (5th) trading day for the Common Stock following the date of receipt of a Conversion Notice (the “Share Delivery Date”), the Company shall cause the Company’s transfer agent to (i) provided that the transfer agent is participating in the Fast Automated Securities Transfer Program of DTC, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (ii) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the Holder at the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder, for the number of shares of Common Stock to which the Holder shall be entitled.  If the outstanding principal amount of this Note is greater than the principal portion of being converted, then the Company shall as soon as practicable after receipt of this Note, at its own expense, issue and deliver to the Holder a new Note representing the outstanding principal amount not converted.  Such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the principal amount remaining outstanding, (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Original Issue Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid interest on the unpaid principal amount of this Note from the Original Issue Date.

(d)  The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock from the Conversion Date.

Section 1.03                       Maximum Conversion.  Notwithstanding anything to the contrary contained in this Note, this Note shall not be convertible by the Holder hereof into Common Stock to the extent (but only to the extent) that such conversion would cause the Holder and its affiliates (if they are not, prior to such conversion, already beneficial owners of greater than 4.99% (the “Maximum Percentage”) of the Company’s outstanding Common Stock) to beneficially own in excess of the Maximum Percentage of the Company’s outstanding Common Stock; provided, however, that the Holder may waive the limitation imposed by this subsection, and/or increase the Maximum Percentage to some other amount, upon at least sixty-one (61) days’ written notice to the Company prior to the Conversion Date.  For the purposes of this Section, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.  The limitations contained in this paragraph shall apply to a successor Holder of this Note.

Section 1.04                       Absolute Obligation/Ranking.  Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and liquidated damages (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct debt obligation of the Company.

Section 1.05                       Different Denominations.  This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be made for such registration of transfer or exchange.

Section 1.06                       Reliance on Note Register.  Prior to due presentment to the Company for permitted transfer or conversion of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Article II.

Section 2.01                       Events of Default.  Each of the following events shall constitute a default under this Note (each an “Event of Default”):

(a) failure by the Company to pay any principal amount or interest due hereunder within five (5) days of the date such payment is due;

(b) the Company or any Subsidiary shall:  (i) make a general assignment for the benefit of its creditors; (ii) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties; (iii) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code; (iv) file with or otherwise submit to any governmental authority any petition, answer or other document seeking: (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation; (v) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (vi) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction;

(c) any case, proceeding or other action shall be commenced against the Company or any Subsidiary for the purpose of effecting, or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part) anything specified in Section 2.01(b) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to the Company, or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of the Company, and any of the foregoing shall continue unstayed and in effect for any period of sixty (60) days;

(d) any material breach by the Company of any of its representations or warranties contained in this Note; or

(e) any default, whether in whole or in part, shall occur in the due observance or performance of any obligations or other covenants, terms or provisions to be performed by the Company under this Note which is not cured within five (5) business days after receipt of written notice thereof.

Section 2.02                       If any Event of Default specified in Section 2.01(b) or Section 2.01(c) occurs, then the full principal amount of this Note, together with any other amounts owing in respect thereof, to the date of the Event of Default, shall become immediately due and payable without any action on the part of the Holder, and if any other Event of Default occurs, the full principal amount of this Note, together with any other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash.  All Notes for which the full amount hereunder shall have been paid in accordance herewith shall promptly be surrendered to or as directed by the Company.  The Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such declaration may be rescinded and annulled by the Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it.  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 2.03                       If any Event of Default occurs, in addition to the remedies provided in the preceding Section and any other rights or remedies available to the Holder under applicable law, no later than five (5) business days after the date of such Event of Default, or such later date as the Borrower may in writing agree, the Holder may request that the Borrower make available to the Holder such security as the Holder shall in its absolute discretion determine, and pending provision of such security and thereafter the Borrower shall not create or agree to create any mortgage or charge on any part of its assets.

Article III.

Section 3.01                       Covenants.  So long as this Note shall remain in effect and until any outstanding principal and interest and all fees and all other expenses or amounts payable under this Note have been paid in full, unless the Holder shall otherwise consent in writing (such consent not to be unreasonably withheld), the Company shall:

(a) Share Issuances.  Issue any shares of its capital stock other than in connection with a conversion of this Note.

(b)  Notice of Default.  Promptly advise the Holder in writing of the occurrence of any Event of Default of which the Company is aware.

Article IV.

Section 4.01                       Representations of the Company.  The Company hereby represents and warrants to the Holder that:

(a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Note, (ii) the execution and delivery of this Note by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by the Company’s Board of Directors, and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Note has been duly executed and delivered by the Company, (iv) this Note constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

(b) The execution, delivery and performance of this Noteby the Company, and the consummation by the Company of the transactions contemplated hereby, will not (i) result in a violation of the Articles of Incorporation or by-laws (or equivalent constitutive document) of the Company or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, except for those which could not reasonably be expected to have a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Company.

(c) There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company or any subsidiary, wherein an unfavorable decision, ruling or finding would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Note.

Section 4.02                       Representations of the Holder.  The Holder hereby represents and warrants to the Company that:

(a) Investment Purpose. The Holder is acquiring this Note, and, upon conversion of this Note, the Holder will acquire the shares of Common Stock into which this Note may be converted (the “Conversion Shares” and, together with this Note, the “Securities”), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the “Securities Act”); provided, however, that by making the representations herein, such Holder reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities, or an available exemption under the Securities Act.  The Holder agrees not to sell, hypothecate or otherwise transfer the Securities unless such Securities are registered under the federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such law is available.

(b) Accredited Investor Status.  The Holder meets the requirements of at least one of the suitability standards for an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D under the Securities Act.

(c) Investor Qualifications.  The Holder (i) if a natural person, represents that the Holder has reached the age of 21 and has full power and authority to execute and deliver this Note and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring this Note, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Note and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold this Note, the execution and delivery of this Note has been duly authorized by all necessary action, this Note has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Note in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Note in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Holder is executing this Note, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Note and make an investment in the Company, and represents that this Note constitutes a legal, valid and binding obligation of such entity.  The execution and delivery of this Note will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Holder is a party or by which it is bound.

(d) Solicitation.  The Holder is unaware of, is in no way relying on, and did not become aware of the offering of this Note through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of this Note and is not subscribing for this Note and did not become aware of the offering of this Note through or as a result of any seminar or meeting to which the Holder was invited by, or any solicitation of a subscription by, a person not previously known to the Holder in connection with investments in securities generally.

(e) Brokerage Fees.  The Holder has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Note or the transaction contemplated hereby (other than commissions to be paid by the Company to the Brokers).

(f) Knowledge and Experience.  The Holder has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with this Note to evaluate the merits and risks of an investment in this Note and the Company and to make an informed investment decision with respect thereto.

(g) Liquidity.  The Holder has adequate means of providing for such Holder’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in this Note for an indefinite period of time, and after purchasing this Note the Holder will be able to provide for any foreseeable current needs and possible personal contingencies.  The Holder must bear and acknowledges the substantial economic risks of the investment in this Note including the risk of illiquidity and the risk of a complete loss of this investment.

(h) High Risk Investment.  The Holder is aware that an investment in this Note, and upon conversion of this Note, the Conversion Shares, involves a number of very significant risks and has carefully researched and reviewed and understands the risks of, and other considerations relating to, the purchase of this Note, and upon conversion of this Note, the Conversion Shares.

(i) Reliance on Exemptions.  The Holder understands that this Note is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the availability of such exemptions and the eligibility of such Holder to acquire such securities.

(j) Information.  The Holder has been furnished with all documents and materials relating to the business, finances and operations of the Company and its subsidiaries and information that Holder requested and deemed material to making an informed investment decision regarding its purchase of this Note.  The Holder has been afforded the opportunity to review such documents and materials and the information contained therein.  The Holder has been afforded the opportunity to ask questions of the Company and its management.  The Holder understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company’s and its subsidiaries’ business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Note, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company.  Some of such information may include projections as to the future performance of the Company and its subsidiaries, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company’s and its subsidiaries’ control.  Additionally, Holder understands and represents that it is purchasing this Note notwithstanding the fact that the Company and its subsidiaries, if any, may disclose in the future certain material information Holder has not received, including the financial results of the Company and its subsidiaries for their current fiscal quarters.  Neither such inquiries nor any other due diligence investigations conducted by such Holder shall modify, amend or affect such Holder’s right to rely on the Company’s representations and warranties contained herein.  The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its investment in this Note.

(k) No Other Representations or Information.  In evaluating the suitability of an investment in this Note, the Holder has not relied upon any representation or information (oral or written) with respect to the Company or its subsidiaries, or otherwise, other than as stated in this Note.  No oral or written representations have been made, or oral or written information furnished, to the Holder in connection with the offering of this Note.

(l) No Governmental Review.  The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or will pass on, or has made or will make, any recommendation or endorsement of this Note (or the Conversion Shares), or the fairness or suitability of the investment in this Note (or the Conversion Shares), nor have such authorities passed upon or endorsed the merits of the offering of this Note (or the Conversion Shares).

(m) Transfer or Resale.  The Holder understands that: (i) this Note has not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Holder shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  There can be no assurance that there will be any market or resale for this Note (or the Conversion Shares), nor can there be any assurance that this Note (or the Conversion Shares) will be freely transferable at any time in the foreseeable future.

(n) Legends.  The Holder understands that the certificates representing the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) IN COMPLIANCE WITH RULE 144 OR 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

(o) Confidentiality.  The Holder acknowledges and agrees that all of the information received by it in connection with the transactions contemplated by this Note is of a confidential nature and may be regarded as material non-public information under Regulation FD promulgated by the SEC and that such information has been furnished to the Holder for the sole purpose of enabling the Holder to consider and evaluate an investment in this Note.  The Holder agrees that it will treat such information in a confidential manner, will not use such information for any purpose other than evaluating an investment in this Note, will not, directly or indirectly, trade or permit the Holder’s agents, representatives or affiliates to trade in any securities of the Company while in possession of such information and will not, directly or indirectly, disclose or permit the Holder’s agents, representatives or affiliates to disclose any of such information without the Company’s prior written consent.  The Holder shall make its agents, affiliates and representatives aware of the confidential nature of the information contained herein and the terms of this section including the Holder’s agreement to not disclose such information, to not trade in the Company’s securities while in the possession of such information and to be responsible for any disclosure or other improper use of such information by such agents, affiliates or representatives.  Likewise, without the Company’s prior written consent, the Holder will not, directly or indirectly, make any statements, public announcements or other release or provision of information in any form to any trade publication, to the press or to any other person or entity whose primary business is or includes the publication or dissemination of information related to the transactions contemplated by this Note.

(p) No Legal Advice from the Company.  The Holder acknowledges that it has had the opportunity to review this Note and the transactions contemplated by this Note with its own legal counsel and investment and tax advisors.  The Holder is relying solely on such advisors and not on any statements or representations of the Company or any of its employees, representatives or agents for legal, tax, economic and related considerations or investment advice with respect to this investment, the transactions contemplated by this Note or the securities laws of any jurisdiction.

(q) No Group Participation.  The Holder and its affiliates is not a member of any group, nor is any Holder acting in concert with any other person, including any other Holder, with respect to its acquisition of this Note (and the Conversion Shares).

Article V.

Section 5.01                      Notice.  Notices regarding this Note shall be sent to the parties at the following addresses, unless a party notifies the other parties, in writing, of a change of address:

If to the Company:	4300 B Street Suite 505 Anchorage, AK 99503 USA

If to the Holder:	Shanghai Silver Court 3 / F Silver Office Tower 85 Taoyuan Road Luwan District Shangai 200021 PRC

Section 5.02                      Governing Law; Jurisdiction.  All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Note), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.  If either party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

Section 5.03                      Severability.  The invalidity of any of the provisions of this Note shall not invalidate or otherwise affect any of the other provisions of this Note, which shall remain in full force and effect.

Section 5.04                      Entire Agreement and Amendments.  This Note represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein.  This Note supersedes the Convertible Loan Agreement of even date herewith between the parties hereto, which shall be of no further force or effect. This Note may be amended only by an instrument in writing executed by the parties hereto.

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IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company as executed this Note as of the date first written above.

Polar Petroleum Corp.

By:
Name: Daniel Walker
Title:  Chief Executive Officer

ACCEPTED AND AGREED:

US Energy Investments Ltd.

By:
Name:
Title:

 EXHIBIT I

NOTICE OF CONVERSION

(To be executed by the Holder in order to convert the Note)

TO: Polar Petroleum Corp.

The undersigned hereby irrevocably elects to convert the unpaid principal amount indicated below of the 10% Convertible Promissory Note due October 15, 2016 (the “Note”) into shares of Common Stock of Polar Petroleum Corp., according to the conditions stated therein, as of the Conversion Date written below.
Conversion Date:
Applicable Conversion Price (per share):	$
Principal amount to be converted:	$
Principal amount of Note unconverted:	$
Number of shares of Common Stock to be issued including as payment of interest, if applicable:
Issue the shares of Common Stock and Warrants in the following name and to the following address:
Issue to the following account of the Holder:
Authorized Signature:
Name:
Title:
Phone Number:
Broker DTC Participant Code:
Account Number: